Exhibit 99.1

For Immediate Release Media Contact: Mei Li NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Phone: 415.445.3232 E-mail: IR@NetSuite.com

NETSUITE ANNOUNCES FOURTH QUARTER AND FISCAL 2009 FINANCIAL RESULTS

•	Reports Record Revenue of $43.0 Million for the Fourth Quarter of 2009

•	Reports Record Quarterly and Annual Operating Cash Flow, Improving Annually by $13.7 Million versus 2008

•	Displays Continued Up Market Success with a Quarterly Record Average Selling Price for New Customers

•	Records All Time Quarterly Record Number of NetSuite OneWorld Sales

SAN MATEO, Calif. — February 4, 2010 — NetSuite Inc. (NYSE: N), a leading vendor of cloud computing business management software suites, today announced operating results for its fourth quarter and fiscal year ended December 31, 2009.

Total revenue for the year was $166.5 million, a year-over-year increase of 9%. Total revenue for the fourth quarter was $43.0 million. Revenue from the Americas for the fourth quarter of 2009 was $35.0 million, while revenue from international regions was $8.0 million. NetSuite added approximately 295 new customers in the fourth quarter.

On a GAAP basis, net loss for the fourth quarter of 2009 was $6.5 million, or $(0.10) per share, compared to a net loss of $4.5 million, or $(0.07) per share in the fourth quarter of 2008. On a GAAP basis, net loss for the year ended December 31, 2009 was $23.3 million, or $(0.38) per share, compared to a net loss of $15.9 million, or $(0.26) per share in 2008. GAAP operating loss for the year ended December 31, 2009 was $23.5 million, compared to a GAAP operating loss of $18.4 million in 2008.

Non-GAAP net income for the fourth quarter of 2009 was $1.3 million, or $0.02 per share, as compared to a non-GAAP net income of $534,000, or $0.01 per share, for the fourth quarter of 2008. Non-GAAP net income for the year ended December 31, 2009 improved 236% to $3.4 million, or $0.05 per share, compared to a non-GAAP net loss of $2.5 million, or $(0.04) per share in 2008. Non-GAAP operating income for the year ended December 31, 2009 was $3.2 million, compared to a non-GAAP operating loss of $5.0 million in 2008.

Items presented on a non-GAAP basis exclude expenses related to stock-based compensation, the amortization of intangible assets, and transaction costs for business combinations. A reconciliation of GAAP net income/(loss) to non-GAAP net income/(loss) and GAAP operating income/(loss) to non-GAAP operating income/(loss) is provided below in a table immediately following the Condensed Consolidated Statements of Operations, along with an explanation of why these non-GAAP financial measures are useful to investors and how they are used by management.

“In a year that saw many of our ERP competitors’ sales decline, NetSuite achieved record financial results,” said Zach Nelson, CEO of NetSuite. “Our ten year head start in delivering cloud computing business applications bodes well for us in 2010 as companies continue to move their core business applications from 1990’s style client-server offerings to NetSuite solutions that have cloud computing at their core.”

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PST (5:00 p.m. EST) today to discuss the company’s fourth quarter and fiscal 2009 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at www.netsuite.com/investors. The live call can be accessed by dialing 877-419-6593 (U.S.) or 719-325-4793 (outside the U.S.) and referencing passcode: 319-4008. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 319-4008.

About NetSuite

NetSuite Inc. is a leading vendor of cloud computing business management software suites for mid-sized businesses and divisions of large enterprises. NetSuite enables companies to manage core key business operations in a single system, which includes accounting/ ERP, customer relationship management (CRM), and Ecommerce. NetSuite’s patent-pending “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and NetSuite’s scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our stated expectation for products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made during the conference call will be based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected;

unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed on March 13, 2009, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non-GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Fourth Quarter And Fiscal 2009 Financial Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	December 31,
	2008	2009
Assets
Current assets:
Cash and cash equivalents	$123,638	$96,355
Accounts receivable, net of allowances of $589 and $921 as of December 31, 2008 and 2009, respectively	26,675	25,776
Deferred commissions	11,363	11,726
Other current assets	2,385	4,922

Total current assets	164,061	138,779
Property and equipment, net	15,413	14,731
Deferred commissions, non-current	1,688	1,040
Goodwill	17,824	28,095
Other intangible assets, net	8,712	17,073
Other assets	2,636	2,506

Total assets	$210,334	$202,224

Liabilities and equity
Current liabilities:
Accounts payable	$2,893	$1,147
Deferred revenue	66,667	66,973
Accrued compensation	10,863	10,562
Accrued expenses	5,758	5,154
Other current liabilities	4,363	5,716

Total current liabilities	90,544	89,552
Long-term liabilities:
Deferred revenue, non-current	7,204	5,748
Other long-term liabilities	3,199	2,217

Total long-term liabilities	10,403	7,965

Total liabilities	100,947	97,517

Equity:
NetSuite Inc. stockholders’ equity	108,992	104,833
Noncontrolling interest	395	(126)

Total equity	109,387	104,707

Total liabilities and equity	$210,334	$202,224

NetSuite Announces Fourth Quarter And Fiscal 2009 Financial Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Revenue	$41,401	$41,567	$40,304	$41,705	$42,964
Cost of revenue (1)	13,069	13,035	13,556	14,493	15,021

Gross profit	28,332	28,532	26,748	27,212	27,943

Operating expenses:
Product development (1)	6,926	6,788	6,770	7,369	7,650
Sales and marketing (1)	19,516	18,797	18,264	19,478	19,626
General and administrative (1)	6,766	6,910	6,717	8,323	7,265

Total operating expenses	33,208	32,495	31,751	35,170	34,541

Operating loss	(4,876)	(3,963)	(5,003)	(7,958)	(6,598)
Other income / (expenses) and income taxes, net	166	17	(169)	(318)	(120)

Net loss	(4,710)	(3,946)	(5,172)	(8,276)	(6,718)
Less: Net loss attributable to the noncontrolling interest	245	201	182	247	178

Net loss attributable to NetSuite Inc.	$(4,465)	$(3,745)	$(4,990)	$(8,029)	$(6,540)

Net loss per share attributable to NetSuite Inc. common shareholders	$(0.07)	$(0.06)	$(0.08)	$(0.13)	$(0.10)

Weighted average number of shares used in computing net loss per common share	60,838	61,248	61,853	62,100	62,545

(1)	Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	Three months ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Cost of revenue	$1,056	$1,044	$1,238	$1,373	$1,634
Product development	1,451	1,350	1,443	1,709	2,139
Sales and marketing	1,239	1,204	1,462	2,242	2,170
General and administrative	1,253	1,155	1,534	3,053	1,935

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$4,999	$4,753	$5,677	$8,377	$7,878

NetSuite Announces Fourth Quarter And Fiscal 2009 Financial Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income / (Loss) Per Share

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(4,876)	$(3,963)	$(5,003)	$(7,958)	$(6,598)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	4,999	4,753	5,677	8,377	7,878

Non-GAAP operating income	$123	$790	$674	$419	$1,280

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc.	$(4,465)	$(3,745)	$(4,990)	$(8,029)	$(6,540)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	4,999	4,753	5,677	8,377	7,878

Non-GAAP net income attributable to:
NetSuite Inc.	$534	$1,008	$687	$348	$1,338

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	60,838	61,248	61,853	62,100	62,545
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	2,976	2,710	2,520	2,874	2,914

Non-GAAP weighted average shares used in computing non-GAAP net income / (loss) per common share	63,814	63,958	64,373	64,974	65,459

GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.07)	$(0.06)	$(0.08)	$(0.13)	$(0.10)

Non-GAAP net income per share attributable to NetSuite Inc. common shareholders	$0.01	$0.02	$0.01	$0.01	$0.02

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income / (Loss) Per Share

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Year ended
	December 31, 2008	December 31, 2009
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(18,369)	$(23,522)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	13,378	26,685

Non-GAAP operating income	$(4,991)	$3,163

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc.	$(15,864)	$(23,304)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	13,378	26,685

Non-GAAP net income / (loss) attributable to:
NetSuite Inc.	$(2,486)	$3,381

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	60,385	61,941
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	—	2,646

Non-GAAP weighted average shares used in computing non-GAAP net income / (loss) per common share	60,385	64,587

GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.26)	$(0.38)

Non-GAAP net income / (loss) per share attributable to NetSuite Inc. common shareholders	$(0.04)	$0.05

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results that are an indication of our baseline performance are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with Statement of Financial Accounting Standards No. 123(R) for options granted after January 1, 2006, and Accounting Principles Board Opinion No. 25 for options granted before January 1, 2006. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.

(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Fourth Quarter And Fiscal 2009 Financial Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Year ended December 31,
	2008	2009
Cash provided by / (used in) from operating activities:
Net loss attributable to NetSuite Inc.	$(15,864)	$(23,304)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	5,330	7,107
Amortization of other intangible assets	1,604	3,627
Provision for accounts receivable allowances	773	1,692
Stock-based compensation	11,774	20,718
Amortization of deferred commissions	22,709	19,946
Loss on disposal of property and equipment	34	12
Noncontrolling interests	(1,096)	(808)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(8,722)	353
Deferred commissions	(20,217)	(19,663)
Other current assets	(552)	(2,367)
Other assets	(516)	224
Accounts payable	(170)	(1,249)
Accrued compensation	1,925	(578)
Deferred revenue	(3,312)	(2,241)
Other current liabilities	(3,258)	1,743
Other long-term liabilities	590	(454)

Net cash provided by / (used in) operating activities	(8,968)	4,758

Cash flows used in investing activities:
Proceeds from disposal of property and equipment	28	—
Purchases of property and equipment	(7,265)	(6,104)
Capitalized internal use software	(266)	(254)
Advances on line of credit	(330)	(157)
Business combinations, net of cash received	(28,725)	(21,937)
Acquisition of other intangible assets	(275)	(275)

Net cash used in investing activities	(36,833)	(28,727)

Cash flows used in financing activities:
Purchase of noncontrolling interest	—	(3,000)
Payments under capital leases and long-term debt	(1,589)	(1,638)
Proceeds from issuance of common stock	720	1,415

Net cash used in financing activities	(869)	(3,223)

Effect of exchange rate changes on cash and cash equivalents	900	(91)

Net change in cash and cash equivalents	(45,770)	(27,283)
Cash and cash equivalents at beginning of period	169,408	123,638

Cash and cash equivalents at end of period	$123,638	$96,355